UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following contains the email invitation to a new ExxonMobil Retail Voting Program which allows ExxonMobil shareholders to opt in to vote their shares in line with the Board’s recommendation. Subsequent pages capture the details of the printed letters, website instructions and the confirmation page.

Website Service Description bil H We As part of the service. after ExxonMobl ties &ts proxy statement. your shares WtiJ be voted a.ulornaticaly according to the Board of Directona’ rooommendabons You can chango your vote on any proposal related to any meeting by follOWing the vobng In trud.loo .nc:ludcd lh your proxy ma tlaJa. Update you annuotty on your enrollment stotus. Pro~ do lnstrucoons on how to opt out or update your voting preferences. Sharo o Ust of pr or proposals tho Board recommended. Who ca parti p te in tt ‘s fr Mce’ AD sharehold rs, lndud g beneficial own rs, reg stered shareholders, and pal’bCapants in company-sponsor d aqu1ty or reL.rement ptans. The serw:e doeSil’t your voung ohoieos- you can always vote dl1rorontly on any proposal. If you opt In but later voto dll“eClly on a speaftc proposal. your voto wi ovemdo tho automatic Board recommendauon. As aya. yoo11 recelvo proxy mat Aals b oro each m etlng. ouUining aJJ the proposals and the Board’s reeommendatlons Wh t vou Onoo yoo enroll, your res W1 bo au omaucaJiy voted according to tho Board’s recommend tlons-no further act on 11 n d d on your part. However, you can chango yow vote on any proposal at any time by voting dlmctly; your most ro.oent vote wd always take prec donee. You IJ conunuo to reoeive proxy matonals before eacl\ m ellng wh ch II ouUine I proposals and tho Board’s “ comm ndaliOns. Opt 9 Out You can opt out of the service at any bme and at no cos which will stop your votes from be ng cast automabcally If you deckle to opt out after Exxon Mobil has filed a defin•tive proxy statemant for an upcoming m tmg lhen your opt-out I apply to nl futuro meetings afU!r !hat one. For tho cutr nt meeung you can sWJ change your voto by fo oWing the Instructions In your proxy materials.

Confirmation Page E>f<.onMobil Thank you! Your preference is saved. You may now close this window. Back to selectton EJS(onMobll bi(OI1 M bot e . To

Beneficial Letter

Hextone

Hextone
P.O. Box 1310
Brentwood, NY 11717

Irena Smith
15 Main Street
Anytown, NY 11423-1325

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/aJLMhy

ExxonMobil

ExxonMobil investor message:
Account Number *******1234

A new, easy way to vote

When you invested in ExxonMobil, you took ownership in a historic company. Today, we are inviting you to opt in to a new Retail Voting Program to vote your ExxonMobil shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime—override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code at the top of this letter with your smartphone camera or go to the website provided.

Thank you for being a valued ExxonMobil shareholder.

Investor Relations | Exxon Mobil Corporation | Retail.Shareholder@exxonmobil.com

The ExxonMobil Retail Voting Program described herein is neither endorsed nor solicited by your broker and its agents.

PXXXXX

Registered Letter

ExxonMobil

Exxon Mobil Corporation
22777 Springwoods Village Parkway
Spring, TX 77389

Irena Smith
15 Main Street
Anytown, NY 11423-1325

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/aJLMhy

Account Number *******1234

A new, easy way to vote

When you invested in ExxonMobil, you took ownership in a historic company. Today, we are inviting you to opt in to a new Retail Voting Program to vote your ExxonMobil shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime—override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code at the top of this letter with your smartphone camera or go to the website provided.

Thank you for being a valued ExxonMobil shareholder.

Investor Relations | Exxon Mobil Corporation | Retail.Shareholder@exxonmobil.com

PXXXXX

Instruction Web Site

ExxonMobil

Submit your standing voting instruction

As a valued ExxonMobil shareholder, this is another way to ensure your voice is heard at every meeting.

Select your standing voting instruction Learn more

Selection 1 - All matters

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors.

Selection 2 - All matters except Certain Specified Matters

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors, except on (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of ExxonMobil's shareholders.

Terms of the voting consent agreement

By making a selection, you are agreeing to provide a standing instruction to ExxonMobil for any eligible shares directly held in your name or held in "street name" but beneficially owned by you to be voted at all future shareholders' meetings consistent with the recommendations of ExxonMobil's Board of Directors as to each type of proposal indicated by you in "Selection 1- All Matters" or "Selection 2 – All Matters Except Certain Specified Matters". This standing instruction will remain effective and in place for every shareholder meeting until you cancel the instruction, and will be communicated to your bank, broker or plan administrator (if your shares are held through them).

Submit →

Learn more

How does the voting service work?

- As part of the service, after ExxonMobil files its proxy statement, your shares will be voted according to the Board of Directors' recommendations.
- You can change your vote on any proposal related to any meeting by following the voting instruction included with your proxy materials.

What communications can I expect from ExxonMobil as part of this service?

Who can participate in this free service?

What can I expect after enrolling?

Can I opt out of the service later?

Back to "Select your standing voting instruction"

ExxonMobil Exxon Mobil

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Registered Email Set your standing voting instructions for ExxonMobil ·- Exxon Mobil Corporation <lnvite@RSVP.investordelivery.com> ,_..,....,.,., tome E’5(onMobil Account Number 1234 A new, easy way to vote When you invested in ExxonMobil, you took ownership in a historic compa ny. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Exxon Mobil shares in line with our Board’s recommendations. It’s another way to ensure your voice is heard. Opt In Now What you can expect Save time, align your vote with the Board’s recommendations at each shareholder meeting Change your vote anytime-override a vote or opt out for future meetings Opt In Now Thank you for be ing a valued ExxonMobil shareholder. Investor Relations Exxon Mobil Corporation Retaii.Shareholder@exxon mobi l.com Stay Connected Dlm X I1 Job#: N12345 ©2025 Exxon Mobil Corpotation. All Rights Reserved. ExxonMobil is a trademark of ExxonMobil or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners. Aroy data collected will be processed according to ExxonMobil’s privacy policy. Privacy Statement

Beneficial Email Set your standing voting in structions for ExxonMobil —· HeJCtone <lnv ite@RSVP.tn vestordelivery.com> fi..,. Jo, to tome Hextone Account Number -··1234 ExxonMobil investor message: EJf(onM obil A new, easy way to vote When you Invested in Exxon Mobil, you took ownership in a historic company. Today, we are inviting you to o t in to a new Retail VolJng.ErQgram to vole your ExxonMobil shares in line with our Board’s recommendations. It’s another way to ensure your voice is heard. Opt In Now What you can expect Save time, align your vote with the Board’s recommenda lions at each shareholder meeting Change your vote anytime—override a vote or opt out fo:r future meetings Thank you for being a valued Exxon Mobil shareholder. Investor Relations Exxon Mobil Corporation Retaii.Shareholder@exxonmobil.com Opt In Now The Exxon Mobil Retail Voting Program described herein is neither endorsed nor solicited by your broker and i1s agen1s. Stay connected .Job #: K12345 @2025 Hextone P.O. Box 1310. Brentwood, NY 11717 CUSIP is a registered tlademart< of the American Banl<ers Association. AU o ther registered marks belong to their respective owners. Email Settings f Terms and Conditions I Privacy Statement

Additional Information and Where to Find It

ExxonMobil intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for future annual meetings and any special meetings as well. The Definitive Proxy Statement for any annual or special meeting will contain important information about the matters to be voted on at that specific meeting.

SHAREHOLDERS OF EXXONMOBIL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT EXXONMOBIL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EXXONMOBIL AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING.

Shareholders will be able to obtain free copies of these annual or special meeting documents, and other documents filed with the SEC by ExxonMobil, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from ExxonMobil by contacting ExxonMobil’s Investor Relations by e-mail at shareholderrelations@exxonmobil.com, or by going to ExxonMobil’s Events and Presentations page on its website at https://investor.exxonmobil.com/news-events/annual-shareholder-meeting.